Exhibit 10.5

AMENDMENT TO PURCHASE AND SALE AGREEMENT

This Amendment to Purchase and Sale Agreement (this “Amendment”) is executed on March 30, 2011, by and between Merit Management Partners I, L.P., Merit Management Partners II, L.P., Merit Management Partners III, L.P., Merit Energy Partners III, L.P., MEP III GOM, LLC, Merit Energy Partners D-III, L.P., Merit Energy Partners E-III, L.P., and Merit Energy Partners F-III, L.P. (collectively, “Seller”), and Black Elk Energy Offshore Operations, LLC (“Purchaser”).

RECITALS

A. Seller and Purchaser are parties to that Purchase and Sale Agreement executed on March 17, 2011 (the “Agreement”). Capitalized terms used but not defined in this Amendment shall have the meaning specified in the Agreement.

B. Seller and Purchaser have agreed upon modifications to the Escrow Agreement as attached to the Agreement.

C. Pursuant to Section 7.20 of the Agreement, Seller and Purchaser have agreed upon final forms of the necessary documents to be executed at Closing to perfect Seller’s security interest in the Escrow Account.

D. Seller and Purchaser have identified certain errors in the listing of Schedules on the index to the Agreement.

E. Seller and Purchaser have agreed upon an amendment to Section 7.10 of the Agreement.

F. Pursuant to Section 7.21 of the Agreement, Seller has furnished Purchaser with an estimate of Hydrocarbons inventory.

G. Seller and Purchaser desire to amend the Agreement in the manner and upon the terms and conditions hereafter set forth.

NOW, THEREFORE, in consideration of the premises and of the mutual promises, representations, warranties, covenants, conditions and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound by the terms hereof, agree as follows:

1. Escrow Agreement. Exhibit D attached hereto shall be substituted for Exhibit D originally attached to the Agreement and shall be the form of Escrow Agreement to be executed by the parties to the Agreement, and any third parties indicated on such form, at Closing.

2. Security Agreement. Exhibit G attached hereto shall be attached to the Agreement as Exhibit G and shall be the form of Security Agreement to be executed by the parties to the Agreement, and any third parties indicated on such form, at Closing.

3. Control Agreement. Exhibit H attached hereto shall be attached to the Agreement as Exhibit H and shall be the form of Control Agreement to be executed by the parties to the Agreement, and any third parties indicated on such form, at Closing.

4. Amendment to Listing of Schedules on the Index to the Agreement. The listing of Schedules on the Index to the Agreement shall be modified to reflect the following (formerly listed as Schedules 5.15, 5.16, and 5.21):

Schedule 5.13         Outstanding Capital Commitments

Schedule 5.14         Imbalances

Schedule 7.21         Inventory

5. Amendment to Section 7.10. Section 7.10 shall be amended to provide that (a) any reference to “BOEM” in Section 7.10 shall be deemed to include any state governing body with jurisdiction over P&A Obligations and (b) any requirement that the Seller or Purchaser provide a Site Clearance Report or End of Well report as evidence of Performance of P&A Obligations in the case of Assets under the jurisdiction of a state governing body shall be modified to require delivery of the corresponding report required by such state governing body.

6. Schedule 7.21. Schedule 7.21 attached hereto shall constitute Schedule 7.21 to the Agreement.

7. Amendment to Section 9.2. Section 9.2 shall be amended to include an obligation of Seller to execute and deliver the Security Agreement and the Control Agreement at Closing.

8. Amendment to Section 9.3. Section 9.3 shall be amended to include an obligation of Purchaser to execute and deliver, and to cause the necessary third parties to execute and deliver, the Security Agreement and the Control Agreement at Closing.

9. Continuation of Agreement. As amended hereby, the Agreement shall continue in full force and effect according to its terms.

IN WITNESS WHEREOF, this Amendment has been signed by each of the parties hereto on the date first above written.

SELLER:

Merit Management Partners I, L.P.

Merit Management Partners II, L.P.

Merit Management Partners III, L.P.

Merit Energy Partners III, L.P.

By: Merit Management Partners GP, LLC

By:	/s/ Christopher S. Hagge
Name:	Christopher S. Hagge
Title:	Vice President

MEP III GOM, LLC

By:	/s/ Christopher S. Hagge
Name:	Christopher S. Hagge
Title:	Vice President

Merit Energy Partners D-III, L.P.

By: Merit Management Partners I, L.P.

By: Merit Management Partners GP, LLC

By:	/s/ Christopher S. Hagge
Name:	Christopher S. Hagge
Title:	Vice President

Signature Page to Amendment to Purchase and Sale Agreement

Merit Energy Partners E-III, L.P.

By: Merit Management Partners II, L.P.

By: Merit Management Partners GP, LLC

By:	/s/ Christopher S. Hagge
Name:	Christopher S. Hagge
Title:	Vice President

Merit Energy Partners F-III, L.P.

By: Merit Management Partners III, L.P.

By: Merit Management Partners GP, LLC

By:	/s/ Christoper S. Hagge
Name:	Christopher S. Hagge
Title:	Vice President

PURCHASER:

Black Elk Energy Offshore Operations, LLC

By:	/s/ J.D. Matthews
Name:	J.D. Matthews
Title:	Vice President–Land

Signature Page to Amendment to Purchase and Sale Agreement

EXHIBIT D

FORM OF ESCROW AGREEMENT

Exhibit D

EXHIBIT G

FORM OF SECURITY AGREEMENT

Exhibit G

EXHIBIT H

FORM OF CONTROL AGREEMENT

Exhibit H

Schedule 7.21

Schedule 7.21